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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1034


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 17, 1999


                             CENTERPOINT PROPERTIES TRUST
                (Exact name of registrant as specified in its charter)


       Maryland                    1-12630                  36-3910279
(State of incorporation            (Commission              (I.R.S. Employer
or organization)                   File Number)             Identification No.)

     1808 Swift Drive, Oak Brook, Illinois                  60523
     (Address of principal executive offices)               (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (630) 586-8000

                                    Not applicable
            (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-49359, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

     Exhibit
     Number     Exhibit
   ----------   ---------

        1       Underwriting Agreement dated June 17, 1999.

 *      3       Articles Supplementary to the Declaration of Trust of
                CenterPoint Properties Trust, establishing the terms of the
                7.50% Series B Convertible Cumulative Redeemable Preferred
                Shares.

        5       Opinion of Kirkland & Ellis, including consent.

        8       Tax Opinion of Kirkland & Ellis, including consent.


        * Incorporated by reference from the Registrant's Form 8-A (filed on June 17, 1999).

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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1034, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 1999
                              CENTERPOINT PROPERTIES TRUST


                              By:  /s/ Paul S. Fisher
                                   -----------------------------------
                                   Paul S. Fisher
                                   Executive Vice President and
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)